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                                                                    EXHIBIT 99.1

                           PINNACLE GLOBAL GROUP, INC.
                           5599 SAN FELIPE, SUITE 555
                              HOUSTON, TEXAS 77056

PROXY

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                FOR THE PINNACLE SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON ____________, _____

     The undersigned shareholder of Pinnacle Global Group, Inc. ("Pinnacle") hereby appoints each of Robert E. Garrison II and Jean Anne Mire attorneys and proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned at the Special Meeting of Shareholders of Pinnacle to be held at The Houstonian Hotel, 111 North Post Oak, Houston, Texas 77024, on _____________, _____, at ______ a.m., central time, and at any adjournments of the meeting, all of the shares of Pinnacle common stock which the undersigned may be entitled to vote.

1. Approval of the issuance of 7,125,233 shares of Pinnacle common stock in the merger of Harris Webb & Garrison, Inc., our wholly owned subsidiary, with Sanders Morris Mundy Inc.

2. In their discretion, upon other matters as may properly come before the meeting: hereby revoking any proxy or proxies regarding such matters heretofore given by the undersigned.

     The board of directors recommends a vote FOR the proposal above and if no specification is made, the shares will be voted FOR approval of the share issuance in the merger. The undersigned hereby acknowledges receipt of the Notice of Special Meeting, the Proxy Statement/Prospectus, Pinnacle's annual report on Form 10-K for the year ended December 31, 1998, Pinnacle's quarterly report on Form 10-Q for the quarter ended September 30, 1999 and Pinnacle's 1999 Definitive Proxy Statement on Schedule 14A, each of which has been furnished with this Proxy.

                                               Dated: _______________, _____


                                               _____________________________
                                                    Shareholder's Signature


                                               _____________________________
                                                    Shareholder's Signature

Signature should agree with name printed hereon. If Stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

                 PLEASE SIGN AND RETURN IN THE ENVELOPE ENCLOSED